Exhibit 10.2

THIRD AMENDMENT AGREEMENT

This THIRD AMENDMENT AGREEMENT (this “Amendment”) is made as of the 14th day of November, 2024 among:

(a)        BEL FUSE INC., a New Jersey corporation (the “Borrower”);

(b)        the Lenders, as defined in the Credit Agreement (as hereinafter defined), and KeyBanc Capital Markets Inc., BofA Securities, Inc., BMO Bank N.A. and PNC Capital Markets LLC, as joint lead arrangers and joint bookrunners for the Project Everest Incremental Revolving Commitments; and

(c)        KEYBANK NATIONAL ASSOCIATION, a national banking association, as the administrative agent for the Lenders under the Credit Agreement (the “Administrative Agent”).

WHEREAS, the Borrower, the Administrative Agent and the Lenders are parties to that certain Amended and Restated Credit and Security Agreement, dated September 2, 2021 (as amended by the First Amendment Agreement, dated as of January 12, 2023 and the Second Amendment Agreement, dated as of September 18, 2024 (the “Existing Credit Agreement”, and as amended by this Amendment, the “Credit Agreement”);

WHEREAS, the Borrower has requested that (i) certain Lenders party hereto (such Lenders, the “Project Everest Incremental Revolving Lenders”) increase the Maximum Revolving Amount from $175,000,000 to $325,000,000 in accordance with Section 2.10(b)(i)(A) of the Existing Credit Agreement in order to finance the Project Everest Acquisition, (ii) the Project Everest Incremental Revolving Lenders make Loans under the new Revolving Credit Commitments established in connection therewith on the Third Amendment Effective Date (as defined below) (the “Project Everest Incremental Revolving Loans” and the Commitments with respect to the Project Everest Incremental Revolving Loans, the “Project Everest Incremental Revolving Credit Commitments”), which Project Everest Incremental Revolving Loans will be added to (and form part of) the Revolving Loans outstanding immediately prior to and as of the Third Amendment Effective Date (the “Existing Revolving Loans”) and which Project Everest Incremental Revolving Credit Commitments will be added to (and form part of) the Revolving Credit Commitments existing immediately prior to the Third Amendment Effective Date (the “Existing Revolving Credit Commitments”), and (iii) the Lenders make certain other changes to the Existing Credit Agreement;

WHEREAS, each capitalized term used herein and defined in the Credit Agreement, but not otherwise defined herein, shall have the meaning given such term in the Credit Agreement; and

WHEREAS, unless otherwise specifically provided herein, the provisions of the Credit Agreement revised herein are amended effective as of the date of this Amendment;

NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein and for other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrower, the Administrative Agent and the Lenders agree as follows:

1.	Incremental Revolving Loans.

a.

Subject solely to the satisfaction of the conditions precedent set forth in Section 3 hereof, each Project Everest Incremental Revolving Lender hereby agrees to (i) increase its respective Existing Revolving Credit Commitment in accordance with Section 2.10(b)(i)(A) of the Existing Credit Agreement and (ii) provide its Project Everest Incremental Revolving Credit Commitment to the Borrower on the Third Amendment Effective Date in the amount of its Project Everest Incremental Revolving Credit Commitment as set forth opposite its name under the heading “Project Everest Incremental Revolving Credit Commitment” on Exhibit B to this Amendment. The Project Everest Incremental Revolving Credit Commitments shall constitute "Revolving Credit Commitments” for all purposes under, and subject to the provisions of, the Loan Documents and shall be added to (and form part of) the Existing Revolving Credit Commitments and shall constitute a single class of Revolving Credit Commitments under the Credit Agreement;

b.

Immediately upon the incurrence of the Project Everest Incremental Revolving Loans on the Third Amendment Effective Date, the Project Everest Incremental Revolving Loans (i) shall be added to, and thereafter constitute a part of, the Existing Revolving Loans and deemed to constitute a part of the “Obligations” under the Credit Agreement, (ii) shall be subject to the same terms applicable to the Existing Revolving Loans as set forth in the Credit Agreement and shall have all of the rights, remedies and protections afforded to the Obligations under the Credit Agreement and the other Loan Documents, (iii) shall constitute a single class of Revolving Loans with the Existing Revolving Loans and (iv) shall constitute “Revolving Loans” for all purposes under, and subject to the provisions of, the Loan Documents;

c.

Each of the Lenders with Existing Revolving Commitments shall be deemed to assign to each Project Everest Incremental Revolving Lender, and each Project Everest Incremental Revolving Lender shall be deemed to purchase from each such Lender, at the principal amount thereof, such interests in the Existing Revolving Loans outstanding on the Third Amendment Effective Date as shall be necessary in order that, after giving effect to all such assignments and purchases, the Existing Revolving Loans will be held by the existing Lenders and Project Everest Incremental Revolving Lenders ratably in accordance with their Commitments after giving effect to the addition of such Project Everest Incremental Revolving Credit Commitments to the Commitments; and

d.

The proceeds of the Project Everest Incremental Revolving Loans shall be used by the Borrower to, directly or indirectly, finance all or a portion of the Project Everest Acquisition, pay fees, costs and expenses associated with the Project Everest Acquisition and this Amendment and as additional cash on the balance sheet of the Borrower and its Subsidiaries.

2.	Amendment to Credit Agreement.

a.

The body of the Existing Credit Agreement is hereby amended to delete the red, stricken text (indicated textually in the same manner as the following example:  ~~stricken text~~) and to add the blue, double-underlined text (indicated textually in the same manner as the following example:  double-underlined text) as set forth in the pages of the Credit Agreement attached as Exhibit A hereto.

b.	Schedule 1 to the Existing Credit Agreement is hereby amended by replacing it in its entirety with Schedule 1 attached hereto as Exhibit B.

3.

Amendment Effective Date. This Amendment shall become effective as of the first date (such date, the “Third Amendment Effective Date”) on which the following conditions have been satisfied (or waived by the Administrative Agent):

a.	The Administrative Agent shall have received duly executed counterparts hereof that, when taken together, bear the signatures of (i) the Borrower, (ii) the Administrative Agent and (iii) the Lenders;

b.	The Project Everest Acquisition Conditions shall have been satisfied;

c.	The Administrative Agent shall have also received:

i.

customary written opinions, in form and substance satisfactory to the Administrative Agent, of (1) White & Case LLP and (2) Giordano, Halleran & Ciesla P.C., each as special counsel to the Credit Parties;

ii.

a certificate duly executed by an Authorized Officer of the Borrower as to the Solvency of the Borrower and its Subsidiaries on a consolidated basis after giving effect to the Project Everest Acquisition;

iii.	a certificate of an Authorized Officer of each Credit Party dated the Third Amendment Effective Date and certifying:

A.

that attached thereto is a true and complete copy of each Organizational Document of such Credit Party (and with respect to any articles of incorporation or formation (or equivalent document), as applicable, certified to be true and complete as of a recent date prior to the Third Amendment Effective Date by the appropriate Governmental Authority of the state or other jurisdiction of its incorporation or organization) and certified by a secretary or other Authorized Officer of such Credit Party to be true and correct as of the Third Amendment Effective Date;

B.

that attached thereto is a true and complete copy of resolutions of such Credit Party authorizing the execution, delivery and performance of this Amendment and any other document delivered in connection herewith on the Third Amendment Effective Date;

C.

as to the incumbency and specimen signature of each Authorized Officer executing this Amendment (together with a certificate of another officer as to the incumbency and specimen signature of the Authorized Officer executing the certificate pursuant to this Section 3(c)(iii)); and

D.

that attached thereto is a good standing certificate, certificate of status or analogous certificate from the applicable Governmental Authority of such Credit Party’s jurisdiction of incorporation or organization of formation, each dated a recent date prior to the Third Amendment Effective Date;

iv.

if requested by a Project Everest Incremental Revolving Lender, the Administrative Agent and such Project Everest Incremental Revolving Lender shall have received a duly-executed amended and restated Revolving Credit Note;

v.	a certificate duly executed by an Authorized Officer of the Borrower certifying as to the matters set forth in paragraph (b) of this Section 3;

vi.

a Notice of Loan with respect to the Project Everest Incremental Revolving Loans and any other Revolving Loans to be borrowed on the Third Amendment Effective Date (which such other Revolving Loans under the Existing Credit Agreement not to exceed $150,000,000);

vii.

the results of a recent search, by a Person satisfactory to the Administrative Agent, of all effective UCC financing statements (or equivalent filings) made with respect to any personal or mixed property of any Credit Party in the appropriate jurisdictions, together with copies of all such filings disclosed by such search;

viii.

payoff and release documentation relating to all outstanding indebtedness of Enercon Technologies Ltd., a company organized under the laws of the State of Israel, required to be paid off pursuant to the terms of the Project Everest Acquisition Agreement, in form and substance reasonably satisfactory to the Administrative Agent; and

d.

The Administrative Agent and the Project Everest Incremental Revolving Lenders (or their affiliates, as applicable) shall have received payment of all fees required to be paid pursuant to the fee letter, dated as of the Second Amendment Effective Date, and reasonable and documented out-of-pocket expenses to the extent invoiced in reasonable detail at least one business day prior to the Third Amendment Effective Date.

4.

Representations and Warranties.  The Borrower hereby represents and warrants to the Administrative Agent and the Lenders that (a) the Borrower has the legal power and authority to execute and deliver this Amendment; (b) the officers executing this Amendment have been duly authorized to execute and deliver the same and bind the Borrower with respect to the provisions hereof; (c) the execution and delivery hereof by the Borrower and the performance and observance by the Borrower of the provisions hereof do not violate or conflict with the Organizational Documents of the Borrower or any law applicable to the Borrower or result in a breach of any provision of or constitute a default under any other agreement, instrument or document binding upon or enforceable against the Borrower; (d) [reserved]; (e) [reserved]; (f) the Borrower is not aware of any claim or offset against, or defense or counterclaim to, the Borrower’s obligations or liabilities under the Credit Agreement or any other Related Writing; and (g) this Amendment constitutes a valid and binding obligation of the Borrower in every respect, enforceable in accordance with its terms.

5.

Waiver and Release. The Borrower, by signing below, hereby waives and releases the Administrative Agent, and each of the Lenders, and their respective directors, officers, employees, attorneys, affiliates and subsidiaries, from any and all claims, offsets, defenses and counterclaims, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.

6.

References to Credit Agreement and Ratification. Each reference to the Credit Agreement that is made in the Credit Agreement or any other Related Writing shall hereafter be construed as a reference to the Credit Agreement as amended hereby. Except as otherwise specifically provided herein, all terms and provisions of the Credit Agreement are confirmed and ratified and shall remain in full force and effect and be unaffected hereby. This Amendment is a Loan Document.

7.

Counterparts. This Amendment may be executed in any number of counterparts, by different parties hereto in separate counterparts and by facsimile or other electronic signature, each of which, when so executed and delivered, shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

8.	Headings. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

9.

Severability. Any provision of this Amendment that shall be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

10.	Governing Law. The rights and obligations of all parties hereto shall be governed by the laws of the State of New York.

11.

JURY TRIAL WAIVER. THE BORROWER, THE ADMINISTRATIVE AGENT AND THE LENDERS, TO THE EXTENT PERMITTED BY LAW, EACH HEREBY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG THE BORROWER, THE ADMINISTRATIVE AGENT AND THE LENDERS, OR ANY THEREOF, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AMENDMENT OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO.

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IN WITNESS WHEREOF, the parties have executed and delivered this Amendment as of the date first set forth above.

BEL FUSE INC.

By: /s/ Farouq Tuweiq
Name: Farouq Tuweiq
Title: Chief Financial Officer and Treasurer

KEYBANK NATIONAL ASSOCIATION
  as the Administrative Agent and as a Lender

By: s/ J.E. Fowler
Name: J.E. Fowler
Title: Managing Director

BANK OF AMERICA, N.A., as a Lender

By: s/ Dilcia P. Hill
Name: Dilcia P. Hill
Title: Senior Vice President

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By: /s/ Matthew Bronczyk
Name: Matthew Bronczyk
Title: Senior Vice President

BMO BANK N.A., as a Lender

By: /s/ Ryan Howard
Name: Ryan Howard
Title: Authorized Signatory

HSBC BANK USA, NATIONAL ASSOCIATION, as a Lender

By: /s/ Laurie Niles
Name: Laurie Niles
Title: Director

GUARANTOR ACKNOWLEDGMENT AND AGREEMENT

The undersigned consent and agree to and acknowledge the terms of the foregoing Third Amendment Agreement. The undersigned further agree that the obligations of the undersigned pursuant to the Guaranty of Payment executed by the undersigned are hereby ratified and shall remain in full force and effect and be unaffected hereby.

The undersigned hereby waive and release the Administrative Agent and the Lenders and their respective directors, officers, employees, attorneys, affiliates and subsidiaries from any and all claims, offsets, defenses and counterclaims of any kind or nature, absolute and contingent, of which the undersigned are aware or should be aware, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.

JURY TRIAL WAIVER. THE UNDERSIGNED, TO THE EXTENT PERMITTED BY LAW, HEREBY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG THE BORROWER, THE ADMINISTRATIVE AGENT, THE LENDERS AND THE UNDERSIGNED, OR ANY THEREOF, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATION SHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS GUARANTOR ACKNOWLEDGMENT AND AGREEMENT, THE AMENDMENT OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO.

BEL CONNECTOR INC.
BEL POWER SOLUTIONS INC.
BEL TRANSFORMER INC.
BEL VENTURES INC.
CINCH CONNECTIVITY SOLUTIONS INC.
TROMPETER ELECTRONICS, INC.

STRATOS INTERNATIONAL, LLC
STRATOS LIGHTWAVE LLC
STRATOS LIGHTWAVE-FLORIDA LLC

By: /s/ Farouq Tuweiq
Name: Farouq Tuweiq
Title: Treasurer and Secretary

BEL WORKSOP LLC CONNECTOR OWNERSHIP LLC By: Bel Fuse Inc., its sole member By: /s/ Farouq Tuweiq Name: Farouq Tuweiq Title: Chief Financial Officer and Treasurer

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